                                                                   EXHIBIT 10.81


[BAXTER HEALTHCARE CORPORATION LOGO]


Mr. Walt Palmer                                                February 20, 2003
Operations Director
FFF Enterprises, Inc.
41093 County Center Drive
Temecula, CA 92591

Dear Mr. Palmer:

Please note and update your records to reflect the following price changes referenced below for Coram Healthcare:

      Effective January 1, 2003, there will be a decrease in the price for:

                 - Gammagard S/D, IVIG Solvent Detergent Treated

         PRODUCT CODE                 DESCRIPTION                            PRICE
         ------------                 -----------                            -----
IMMUNE GLOBULIN INTRAVENOUS (HUMAN), GAMMAGARD(R) S/D
SOLVENT DETERGENT TREATED
Gammagard(R)S/D 060-384              0.5 gram in 10 mL                        Vial
NDC # 00944-2620-01                  With Filter Spike

Gammagard(R) S/D 060-385             2.5 gram in 50 mL                        Gram
NDC # 00944-2620-02                  With Administration Set                  Vial

Gammagard(R) S/D 060-386             5.0 gram in 100 mL                       Gram
NDC # 00944-2620-03                  With Administration Set                  Vial

Gammagard(R) S/D 060-387             10.0 gram in 192 mL                      Gram
NDC # 00944-2620-04                  With Administration Set                  Vial


IVEEGAM EN(R) IMMUNE GLOBULIN INTRAVENOUS (HUMAN)

Iveegam EN(R) 923400                5.0 gram sterile freeze                   Gram
NDC# 64193-250-50                   dried concentrate of                      Vial
                                    Human IgG

The prices shall be in effect through December 31, 2003. All terms and conditions of the existing Coram/Baxter Price Agreement apply.

This notice is being sent to you only. Please forward to others that may need this information within your organization. Thank you for your cooperation and continued use of Baxter BioScience quality products and services. Should you have any questions or concerns, please call me at 847-940-5850.

Sincerely,

/s/ Tracy Holman

Tracy Holman
Contract Sales Analyst
cc:    RosaLee Satterthwaite/Frank Geiger